EXHIBIT 99.1

SPECTRUMDNA, INC.

Chase Financial Center

Suite 1017

Spokane, WA 99201

January 29, 2015

Cannon Resources, LLC

Bik Air, LLC

Cannon Resources Holdings, LLC

3863 Spinach Creek Road

Fairbanks, Alaska 99709

GS&C Alaska, LLC

GS&C Gold King, LLC

HB&R Alaska, LLC

4880 S. Lewis Avenue

Suite 200

Tulsa, Oklahoma 74105

Re:	Letter of Intent

Gentlemen:

This letter confirms our understanding of the mutual present intentions of SpectrumDNA, Inc., a Delaware corporation (“SPXA”), Cannon Resources, LLC, an Alaska limited liability company (“Cannon Resources”), Bik Air, LLC, an Alaska limited liability company (“Bik”), Cannon Resources Holdings, LLC, an Alaska limited liability company (“Cannon Holdings”), GS&C Alaska, LLC, an Oklahoma limited liability company (“GSCA”), GS&C Gold King, LLC, an Oklahoma limited liability company (“GSCGK”), and HB&R Alaska, LLC, an Oklahoma limited liability company (“HBRA”), with respect to the principal terms and conditions under which all of the outstanding ownership interests of each of Cannon Resources, Bik and Cannon Holdings will be exchanged for shares of common stock of SPXA. Such transaction is hereinafter referred to as the “Transaction.”

The parties hereto acknowledge that this letter does not contain all matters upon which an agreement must be reached in order for the Transaction to be consummated. Further, among other conditions specified herein or otherwise agreed to by the parties, the obligations of the parties hereto to consummate the Transaction are subject to the negotiation and execution of the Acquisition Agreement referred to in paragraph 3 below. Accordingly, this letter is intended solely as a basis for further discussion and is not intended to be and does not constitute a legally binding agreement; provided, however,that the provisions set forth in paragraphs 7, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17 below and this paragraph shall be binding upon the parties hereto and shall survive the termination hereof.

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1. Purchase of Stock. At the closing (the “Closing”), subject to the satisfaction of all conditions precedent contained in the Acquisition Agreement, SPXA, through a wholly-owned subsidiary of SPXA to be formed in order to effect the Transaction (the “Acquiring Subsidiary”), will acquire from the holders of the outstanding ownership interests (the “Equity Holders”) of Cannon Resources, Bik and Cannon Holdings, and the Equity Holders will sell to SPXA or the Acquiring Subsidiary, all of the outstanding ownership interests of Cannon Resources, Bik and Cannon Holdings, free and clear of any liens, charges, restrictions or encumbrances thereon (collectively, the “Ownership Interests”). It is understood that the Transaction is expected to be structured as a tax-free reorganization. Notwithstanding the foregoing, the parties will jointly determine the optimum structure for the Transaction in order to best satisfy tax planning, regulatory and other considerations.

2. Purchase Price. The purchase price for the Ownership Interests will be an aggregate of 450,000,000 shares of Common Stock of SPXA, which will be allocated as follows: (i) 300,000,000 shares of Common Stock to the Equity Owners of Cannon Resources, (ii) 50,000,000 shares of Common Stock to the Equity Owners of Bik, and (iii) 100,000,000 shares of Common Stock to the Equity Owners of Cannon Holdings.

3. Definitive Agreement. The parties hereby agree to use reasonable diligence to commence good faith negotiations in order to execute and deliver a definitive acquisition agreement relating to the Transaction (the “Acquisition Agreement”) acceptable to the parties hereto as soon as reasonably practicable. All terms and conditions concerning the Transaction shall be stated in the Acquisition Agreement, including without limitation, representations, warranties, covenants and indemnities that are usual and customary in a transaction of this nature as such may be mutually agreed upon between the parties. Subject to the satisfaction of all conditions precedent contained in the Acquisition Agreement, the Closing will take place as soon as reasonably practicable as contemplated therein.

4. Representations and Warranties. The Acquisition Agreement will contain representations and warranties customary to transactions of this type, including without limitation, representations and warranties as to the following:

(a) The accuracy and completeness of the financial statements furnished to each other;

(b) Disclosure of all the contracts, commitments and liabilities, direct or contingent;

(c) The suitability, ownership and absence of liens, claims and other adverse interests with respect to the Equity Holders’ ownership of the Ownership Interests;

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(d) The absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of each of SPXA, Cannon Resources, Bik and Cannon Holdings;

(e) The absence of pending or threatened material litigation, investigations or other matters affecting the Transaction; and

(f) The due incorporation, organization, valid existence, good standing and capitalization of each of SPXA, Cannon Resources, Bik and Cannon Holdings.

5. Conditions to Consummation of the Transaction. The respective obligations of the parties with respect to the Transaction shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation, the following:

(a) Execution of the Acquisition Agreement by the parties;

(b) Each of the representations and warranties made by the parties in the Acquisition Agreement shall be true and correct in all material respects as of the Closing as if made on such date;

(c) No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the Transaction;

(d) All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the Transaction, or for the continued operation of Cannon Resources, Bik and Cannon Holdings after the Closing on the basis as then presently operated shall have been obtained;

(e) The absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of either SPXA, on the one hand, or Cannon Resources, Bik and Cannon Holdings, on the other hand;

(f) Absence of pending or threatened litigation, investigations or other matters affecting either SPXA, on the one hand, or Cannon Resources, Bik and Cannon Holdings, on the other hand;

(g) Completion by each of SPXA, on the one hand, and Cannon Resources, Bik and Cannon Holdings, on the other hand, to their respective sole satisfaction, of a due diligence investigation of each other;

(h) Cannon Resources, Bik and Cannon Holdings having obtained audited and such other financial statements as the parties deem necessary for filing with the Securities and Exchange Commission in accordance with such appropriate rules and regulations governing the filing of reports under the Securities Exchange Act of 1934;

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(i) Immediately prior to Closing, there will be no more than 336,000,000 shares of Common Stock of SPXA issued and outstanding or issuable upon exercise or conversion of outstanding securities of SPXA, or other rights to acquire shares of Common Stock of SPXA, excluding any securities issued after the date hereof in connection with the Capital Raising Transaction (defined below);

(j) The Board of Directors of each of SPXA and the Acquiring Subsidiary shall consist of five members, effective at Closing, as follows: Parrish B. Ketchmark, Terrence J. Dunne, Philip Jan Cannon, Kib Cannon and another nominee as the parties shall agree prior thereto;

(k) The executive officers of the Acquiring Subsidiary, effective at Closing, shall be: Kib Cannon – Chairman and President; Parrish B. Ketchmark – Interim CFO; and Michael Hooper – Secretary and Treasurer;

(l) Cannon Holdings (and SPXA or the Acquiring Subsidiary) will have executed and delivered to GSCGK, on terms acceptable to the parties, an Amended and Restated Promissory Note (“GSCGK Note”) secured by an Amended and Restated Deed of Trust (“GSCGK Deed of Trust”) evidencing a first lien and security interest against the Gold King Creek Mining Claims held by Cannon Holdings, and by the Guaranty Agreements of Philip Kib Cannon and Noel Cannon (the “GSCGK Guaranties”). The Amended and Restated Promissory Note and the Amended and Restated Deed of Trust will be in the original principal amount of $3,050,000.00, with all previously accrued interest forgiven and a principal repayment to be made at the closing of the Transaction in the amount of $300,000.00. Except for the GSCGK Note, GSCGK Deed of Trust, GSCGK Guaranties, the HBRA NPRI and HBRA Deed of Trust (described below), and the representations, warranties and covenants of Cannon Resources set forth in Sections 2.01 and 2.04 of the Confidential Settlement Agreement, GSCGK, GSCA and HBRA will release and discharge Cannon Resources, Cannon Holdings, Bik, Philip Kib Cannon and Noel Cannon of and from all other unpaid debts and obligations including those described in the Confidential Settlement Agreement dated as of November 18, 2013;

(m) Cannon Holdings (and SPXA or the Acquiring Subsidiary) and HBRA will have entered into, on terms acceptable to the parties, an Amended and Restated Agreement to Share Proceeds and Assignment (“HBRA NPRI”) and an Amended and Restated Deed of Trust securing the HBRA NPRI (“HBRA Deed of Trust”), whereby HBRA will continue to retain and be assigned a 10% non-participating royalty interest covering each of the Fault Zone Mining Claims and the lands within the Fault Zone Area. The obligation to pay Shared Proceeds with respect to Capital Transactions (as defined in the original Agreement to Share Proceeds and Assignment) shall be canceled and terminated. The Pledge Agreements securing the HBRA NPRI shall also be canceled and terminated.

(n) SPXA or the Acquiring Subsidiary will have entered into other supporting documentation deemed reasonably necessary in connection with condition set forth in (l) above and will have assumed all vendor debts of Cannon Resources, Cannon Holdings and Bik, including those owing to NC Machinery, with regard to the Gold King Creek Mining Claims held by Cannon Holdings, and Michael L. Graves will have been released from any and all personal guaranties and liens securing any such debts and obligations including those owing to NC Machinery, and SPXA or the Acquiring Subsidiary shall indemnify and hold Michael L. Graves harmless against all liability, loss, cost and expense related thereto; and

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(o) GSCA and Cannon Holdings (and SPXA or the Acquiring Subsidiary) shall have entered into an AMI Agreement whereby: GSCA shall retain exclusive rights to explore, stake, mine and produce from all lands located west of the western boundary of the Gold King Creek Area and from all lands located east of the eastern boundary of the Bonnifield Creek Area; and Cannon Holdings shall retain exclusive rights to explore, stake, mine and produce from all lands located within the boundaries of the Gold King Creek Area and the Bonnifield Creek Area. The AMI Agreement shall also provide for timely and confidential delivery to GSCA of all production and exploration data generated with respect to activities within the Gold King Creek Area and the Bonnifield Creek Area and a tag along right in favor of GSCA whereby GSCA may elect to include its mining claims in the AMI area any subsequent sale of the Gold King Creek Mining Claims and/or Bonnifield Mining Claims. The AMI Agreement shall also provide that Philip Kib Cannon will each year timely complete all annual work and file all required annual affidavits and certificates to maintain GSCA’s mining claims within the AMI area.

6. Capital Raising Transaction. The parties acknowledge that prior to and subsequent to the Closing, SPXA intends to raise up to $4,000,000 in equity financing (the “Capital Raising Transaction”) by the private offer and sale of shares of Common Stock and Warrants to acquire additional shares of Common Stock, with it being understood that completion of the Capital Raising Transaction shall not be a condition of Closing. Among other things, proceeds of the Capital Raising Transaction are expected to be used as follows:

Airport Equipment Rentals
NC Machinery	$284,579.87
NC Machinery Note	$412,000.00
Everts (prior season fuel)	$342,881.88
GS&C Alaska, LLC	$300,000.00
Shane Holmberg	$15,000.00
(executed release agreement received)
Jack Dunshie	$15,000.00
(executed release agreement received)
Additional Debt service (plus reserve)
2015 Mining Season

7. Access. Each of the parties hereto will give the other party hereto, and such other party’s representatives, full access to any of its personnel and all of its properties, documents, contracts, books, records and operations relating to its business.

8. Conduct of Business. During the period from the date hereof until this letter is either superseded by the Acquisition Agreement or terminated pursuant to paragraph 13, each of SPXA, Cannon Resources, Bik and Cannon Holdings shall conduct its respective business in the ordinary course, consistent with the present conduct of its business and previous practices, with no dividend or stock distributions.

9. Expenses. Each of the parties shall pay all of its expenses incident to this letter, the Acquisition Agreement and consummation of the transactions contemplated hereby and thereby.

10. Confidentiality. Each of the parties hereto agrees that it will not use, or permit the use of, any of the information relating to SPXA, Cannon Resources, Bik and Cannon Holdings, respectively furnished to each other in connection with this letter, the Acquisition Agreement or the Transaction (“Confidential Information”), except publicly available or freely usable material as otherwise obtained from another source, in a manner or for a purpose detrimental to the other party or otherwise than in connection with this letter, the Acquisition Agreement and the transactions contemplated hereby and thereby. None of the parties hereto will, and the each will cause its respective directors, officers, employees, agents and representatives not to, disclose, divulge, provide or make accessible any of the Confidential Information to any person or entity, other than their responsible officers, employees, advisors or attorneys or otherwise as required by law or regulation.

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11. Disclosure. Without the prior written consent of the other party hereto, neither party hereto will, and each party hereto will cause its directors, officers, employees, agents, other representatives and affiliates not to, disclose to any person the fact that discussions or negotiations are taking place concerning the transactions contemplated hereby, the status thereof, or the existence of this letter and the terms thereof, unless in the opinion of such party disclosure is required to be made under the Securities Act of 1933 or the Securities Exchange Act of 1934, and such disclosure is made after prior consultation with the other party. Neither party will issue any public announcement concerning the transaction without the approval of the other party, except as may be required by law.

12. Standstill. During the period from the date hereof until this letter is either superseded by the Acquisition Agreement or terminated pursuant to paragraph 13, none of the parties will, and each will cause its respective directors, officers, employees, agents and representatives not to, solicit offers or have discussion with any third parties with reference to a similar transaction as contemplated herein.

13. Termination. Upon the earlier of (a) the mutual written agreement of the parties hereto or (b) the failure by the parties hereto to execute and deliver the Acquisition Agreement on or before thirty (30) days from the date hereof, this letter shall terminate and the parties shall be released from all liabilities and obligations with respect to the subject matter hereof, except as provided in the second paragraph of page 1 of this letter.

14. Governing Law. This letter will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice-of-law principles.

15. Amendment. This letter may not be amended or modified except by a writing signed by all of the parties.

16. Construction. This letter has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this letter will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this letter.

17. Counterparts. This letter may be executed in one or more counterparts, each of which, when so executed, shall constitute an original and all of which shall constitute one instrument and be deemed effective on the date this letter is fully executed by the Parties. The counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

If the foregoing meets with your approval and is acceptable to you, kindly execute and return this letter to us, whereupon this letter shall be effective, in accordance with its terms, as of the date last signed below.

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO LETTER OF INTENT]

Very truly yours,

SPECTRUMDNA, INC.

By:	/s/ Parrish B. Ketchmark
Name:	Parrish B. Ketchmark
Title:	President

ACCEPTED AND AGREED:

CANNON RESOURCES, LLC

By:	/s/ Philip Kib Cannon	Dated: 1/30/2015
Name:	Philip Kib Cannon
Title:	Manager

BIK AIR, LLC

By:	/s/ Philip Kib Cannon	Dated: 1/30/2015
Name:	Philip Kib Cannon
Title:	Manager

CANNON RESOURCES HOLDINGS, LLC

By:	/s/ Philip Kib Cannon	Dated: 1/30/2015
Name:	Philip Kib Cannon
Title:	Manager

GS&C ALASKA, LLC

By:	HB&R Alaska, its Manager

By:	/s/ Michael L. Graves	Dated: 1/30/2015
Name:	Michael L. Graves
Title:	Manager

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GS&C GOLD KING, LLC

By: HB&R Alaska, its Manager

By:	/s/ Michael L. Graves	Dated: 1/30/2015
Name:	Michael L. Graves
Title:	Manager

HB&R ALASKA, LLC

By:	/s/ Michael L. Graves	Dated: 1/30/2015
Name:	Michael L. Graves
Title:	Manager

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